SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

PRESCIENT APPLIED INTELLIGENCE, INC.
f/k/a The viaLink Company

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-21729 (Commission File Number)	73-1247666 (IRS Employer Identification Number)

1247 Ward Avenue, Suite 200
West Chester, Pennsylvania 19380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 719-1600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02	Results of Operations and Financial Condition

On May 13, 2005, Prescient Applied Intelligence, Inc. (“Prescient”) issued a press release announcing Prescient’s financial results for its first quarter ended March 31, 2005.

The information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

      Exhibit 99.1 Press Release issued by Prescient on May 13, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESCIENT APPLIED INTELLIGENCE, INC.
Date: May 13, 2005	By:	/s/ Stan Szczygiel
Stan Szczygiel
Vice President and Chief Financial Officer

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